UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2020

Essential Utilities, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-06659	23-1702594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

762 West Lancaster Avenue Bryn Mawr, Pennsylvania	19010-3489
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 527-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.50 par value	WTRG	New York Stock Exchange
6.00% Tangible Equity Units	WTRU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Essential Utilities, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide an update on the impact on the Company of the global outbreak of the current novel coronavirus (“COVID-19”) pandemic. We are monitoring the global outbreak of COVID-19 and taking steps to mitigate the potential risks to us and our customers posed by its spread. We provide a critical service to our customers, which means that it is paramount that we keep our employees who operate the business safe and informed. For example, we have taken precautions with regard to employee and facility hygiene, imposed travel restrictions on our employees and directed our employees to work remotely where possible. Additional protocols are being implemented for required work within customers’ premises to protect our employees, our customers and the public. Further, due to mandates from state regulators, disconnections from service have been temporarily suspended.

In addition, we have assessed and updated, where appropriate, our existing business continuity plans in the context of this pandemic, including our recently acquired Peoples business unit. We are also working with our suppliers to understand the potential impacts to our supply chain. At this time, no material risks to our supply chain have been identified; however, if there were global shortages it could impact our maintenance and capital programs and the effects of any such impact cannot currently be anticipated. We continue to implement strong physical and cyber-security measures in an effort to ensure that our systems remain functional in order to both serve our operational needs with a remote workforce and maintain uninterrupted service to our customers.

To maximize our financial flexibility in light of the uncertainty surrounding the impact of the COVID-19 outbreak, we have taken steps to secure higher-than-typical levels of liquidity during this time in case it is needed, including borrowing $500 million under a term loan facility which we entered into with PNC Bank, National Association, as administrative agent, and the other lenders party thereto on April 3, 2020.

This is a rapidly evolving situation, and we will continue to monitor developments affecting our workforce and suppliers and take additional precautions as we believe are warranted. Despite our efforts, the ultimate impact to the Company of COVID-19 also depends on factors beyond our knowledge or control, including the duration and severity of this outbreak as well as third-party actions taken to contain its spread and mitigate its public health effects. Although we do not currently anticipate a significant impact, by the nature of the outbreak, we currently cannot estimate the potential impact to our financial position, results of operations and cash flows.

As a result of the COVID-19 pandemic, the Company is also filing this Current Report on Form 8-K to supplement, as set forth below, its risk factor disclosures contained in Part I, Item 1A of its Annual Report on Form 10-K for the annual year ended December 31, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2020 (the “Form 10-K”).

Throughout this Current Report on Form 8-K, unless the context otherwise requires, references to “we,” “us,” “our,” the “Company,” and “Essential Utilities” mean Essential Utilities, Inc. and its subsidiaries, taken together as a whole. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein shall have the meaning ascribed to them in the Form 10-K.

Global or regional health pandemics, epidemics or similar public health threats, including COVID-19, could negatively impact our business, outlook, financial condition, results of operations and liquidity.

Our business and financial results could be negatively impacted by the recent outbreak of COVID-19 or other pandemics, epidemics or similar public health threats. The severity, magnitude and duration of the current novel coronavirus (COVID-19) is uncertain, rapidly changing and hard to predict. In 2020, COVID-19 has significantly impacted economic activity and markets around the world, including in our service areas, and it could negatively impact our business in numerous ways, including, but not limited to, those outlined below:

•	we expect reduced demand from our commercial customers and shifts in demand for our regulated utility services;

•	our ability to maintain our service to customers may be impaired because of shut downs and/or illness and travel restrictions among their or our employees;

•	we expect that some of our customers may become unable to pay for our services, and we are temporarily limited in our ability to disconnect service for non-payment, and state regulators may impose bill deferral programs, all of which could impact our business, results of operations, liquidity and financial condition;

•	the COVID-19 outbreak may limit or curtail significantly or entirely the ability of public utility commissions to approve or authorize applications and other requests we may make with respect to our Regulated Businesses;

•	our supply chain, and our ability to complete maintenance, repairs and capital programs, could be impacted, which could result in delays and/or increased costs; and

•	the COVID-19 outbreak has increased volatility and pricing in the capital markets. We might not be able to continue to access preferred sources of liquidity when we would like, and our borrowing costs could increase.

These and other impacts of COVID-19 or other global or regional health pandemics, epidemics or similar public health threats could also have the effect of heightening many of the other risks described in “Risk Factors” in the Form 10-K and the other reports we file from time to time with the SEC. We might not be able to predict or respond to all impacts on a timely basis to prevent near- or long-term adverse impacts to our results of operations, financial condition and liquidity. The ultimate impact of COVID-19 on our business depends on factors beyond our knowledge or control, including the duration and severity of the outbreak as well as third-party actions taken to contain its spread and mitigate its public health effects. Any of these factors could have a negative impact on our business, outlook, financial condition, and results of operations, which impact could be material.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates” and similar expressions. The Company can give no assurance that any actual or future results or events discussed in these statements will be achieved. Any forward-looking statements represent its views only as of today and should not be relied upon as representing its views as of any subsequent date. Readers are cautioned that such forward-looking statements are subject to a variety of risks and uncertainties that could cause the Company’s actual results to differ materially from the statements contained in this Current Report. Such forward-looking statements include, but are not limited to statements relating to the capital to be invested by the water, wastewater, and gas distribution divisions of the Company and statements relating to the anticipated impact of COVID-19 or the measures to be implemented by the Company as a result of COVID-19. There are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements including, without limitation, disruptions in the global economy, the spread of the COVID-19 virus resulting in business disruptions, and other factors discussed in this Current Report on Form 8-K and in our Annual Report on Form 10-K which is filed with the Securities and Exchange Commission. For more information regarding risks and uncertainties associated with the Company’s business, please refer to the Company’s annual, quarterly and other SEC filings. The Company is not under any obligation - and expressly disclaims any such obligation - to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2020	Essential Utilities, Inc.

	By:	/s/ Christopher P. Luning
Christopher P. Luning
Executive Vice President, General Counsel and Secretary

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